Trade and other liabilities	12 Months Ended
Dec. 31, 2021
Trade and other liabilities
Trade and other liabilities
24 Trade and other liabilities

Trade and other liabilities are initially measured at fair value and subsequently measured at amortised cost using the effective interest rate method.

Contract liability

The timing of revenue recognition may differ from the collections from consumers. Just Eat Takeaway.com's contract liability balance, which is included in Trade and other liabilities, is primarily composed of unredeemed gift cards and customer care vouchers. Upon redemption, revenues are recognised according to the order-driven revenue streams and the contract liability is released to settle all or a portion of the receivable due from the consumer.

The majority of contract liabilities are released within a year.

€ millions	2021	2020
Trade payables	484	286
Trade payables	45	47
Amounts due to Partners	439	239
Other liabilities	598	427
Accrued Staff Expenses	76	81
VAT, wage and withholding taxes, social security charges and pension premiums	115	77
Other liabilities	407	269
Closing balance	1,082	713

Just Eat Takeaway.com has a policy in place to ensure that all liabilities are paid within the pre-agreed credit terms.

In 2021, other liabilities mainly represent contract liabilities of €99 million (2020: €23 million), accrued courier-related expenses of €73 million (2020: €42 million), accrued marketing expenses of €64 million (2020: €49 million), accrued online payment fees of €18 million (2020: €7 million), accrued professional fees of €17 million (2020: €43 million mainly related to the Grubhub Acquisition), accrued IT expenses of €13 million (2020: €3 million) and digital service tax payable of €4 million (2020: €13 million).